Acquisitions	12 Months Ended
Dec. 31, 2014
Orbitz
Entity Information [Line Items]
Acquisitions
3. Acquisitions

On February 19, 2014, the Company entered into an asset sale and purchase agreement with Travelocity.com LP (“Travelocity”) for certain assets and contracts of the Travelocity Partner Network (“TPN”), which provides private label travel technology solutions for bank loyalty programs and online commerce sites. On February 28, 2014, the Company closed the transaction for cash consideration of $10.0 million with the potential for additional consideration of up to $10.0 million payable if post-acquisition revenue targets for 2014 and 2015 are achieved in excess of agreed amounts (“Earn-Out”). The companies also entered into a transition services agreement, under which Travelocity will provide the Company various services and support, which expires no later than 24 months from the contract date. The Company may, at its sole discretion, terminate one or more of the services under the agreement with 15 days’ notice to Travelocity at which time the parties will have no further obligation with respect to such terminated services. It has been determined that the transition services agreement is unfavorable as compared with market conditions as of the purchase date and a net unfavorable contract liability of approximately $0.8 million has been established, of which $0.5 million remains at December 31, 2014. Transaction costs were incurred in connection with this acquisition of approximately $0.8 million for the year ended December 31, 2014, and are included in Selling, general and administrative expenses in our Consolidated Statement of Operations.

The acquisition was accounted for pursuant to ASC 805, Business Combinations, which requires the acquired assets and liabilities to be recorded at fair value as of the acquisition date. The Company generally used the income approach to estimate fair values. Cash flows utilized in the valuation were discounted to their present value using a rate of return that includes the relative risk of cash flows and the time value of money.

The fair value of the estimated Earn-Out was calculated based on various levels of revenue thresholds for each year and by assigning an expected probability of reaching each level and the corresponding payment. The Company does not expect that any Earn-Out will be payable.

The following table summarizes the purchase price and the allocation of the purchase price:

Amount
Purchase Price	(in thousands)
Consideration
Cash paid	$10,000

Allocation of Purchase Price
Property and equipment (software)	$3,510
Finite-lived intangible assets - Customer relationships	1,560
Unfavorable contracts	(780)
Goodwill	5,710
Fair value of net assets acquired	$10,000

The amounts of TPN’s revenue and pre-tax loss included in the Consolidated Statement of Operations for the year ended December 31, 2014 were $51.9 million and $7.8 million, respectively. The revenue and earnings of the combined entity had the acquisition date been January 1, 2014 and January 1, 2013 are not available as the related business was not reported separately from that of Travelocity.

Our acquired finite-lived customer relationship assets will be amortized over their estimated useful lives of 5 years, using a straight-line basis. The property and equipment will be amortized over their estimated useful lives of 1.5 years.